UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 31, 2013

SWISSINSO HOLDING INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

333-151909	90-0620127
(Commission File Number)	(IRS Employer Identification No.)

PSE – Parc Scientifique de l’EPFL, Route J.D. Colladon, Building D, 3rd Floor, 1015 Lausanne, Switzerland
 (Address of Principal Executive Offices, Zip Code)

011 41 21 693 8640
(Registrant's Telephone Number, Including Area Code)

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3 – Securities and Trading Markets

Item 3.02. Unregistered Sales of Equity Securities.

On October 31, 2013, the Registrant issued an aggregate of 2,635,295 shares of its Common Stock to nine (9) holders of the Registrant’s 9% Convertible Promissory Notes upon conversion of an aggregate of $1,317,647.50 of principal and interest on such notes at a conversion price of $0.50 per share, and on December 27, 2013, the Registrant issued an aggregate of 3,773,333 shares of its Common Stock to Salim Shaikh Ismail upon conversion of an aggregate of $566,000 of principal on certain indebtedness of the Registrant to such person at a conversion price of $0.15 per share.

All such securities were issued under Section 4(2) of the Securities Act of 1933, as amended, and Regulations D and S promulgated by the Securities and Exchange Commission thereunder.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SWISSINSO HOLDING INC.

January 28, 2013	By	/s/ Pierre Galster
Name: Pierre Galster
Title: Chief Financial Officer

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